Peachtree Alternative Strategies Fund

Schedule of Investments

July 31, 2020 (Unaudited)

Portfolio Funds*	% of Net Assets		Cost(1)	Fair Value	Initial Acquisition Date		Redemption Frequency(2)	Next Available Redemption Date
Equity:
Glazer Enhanced Offshore Fund, Series 1	3.7%		$7,000,000	$7,620,321	3/1/2020		Monthly	8/31/2020
Lakewood Capital Offshore Fund Ltd., Class A, Series 1	2.9%		6,959,352	5,982,641	1/3/2017	(3)	Quarterly	9/30/2020
Moon Capital Global Equity Offshore Fund Ltd., Class S, Series A-84	0.0	%(4)	86,437	37,345	1/3/2017		N/A	(5)
Pleiad Asia Offshore Feeder Fund, Class A-A1, Multiple Series	1.4%		2,236,663	2,965,594	1/3/2017		Quarterly	9/30/2020	(6)
Pleiad Asia Offshore Feeder Fund, Class A-A5, Series 01-18	2.6%		4,504,047	5,224,764	1/3/2017		Quarterly	9/30/2020	(6)
Suvretta Offshore Fund Ltd., Class 1-A, Multiple Series	4.3%		7,500,000	8,803,267	8/1/2017	(3)	Quarterly	9/30/2020
TPG Public Equity Partners-A, L.P.	4.4%		6,746,089	8,936,297	1/3/2017	(3)	Quarterly	9/30/2020	(6)
Total Equity	19.3%		$35,032,588	$39,570,229

Fixed Income:
Anchorage Capital Partners Offshore Ltd., Series K	3.7%		$7,750,802	$7,501,695	1/1/2018	(3)	Quarterly	9/30/2020	(6)
Concordia G-10 Fixed Income Relative Value Ltd., Class B, Series 08-19	3.6%		7,000,020	7,368,623	8/1/2019	(3)	Monthly	8/31/2020
Doubleline Opportunistic Income Fund Ltd., Class B, Series 1	4.9%		9,500,000	9,978,412	3/1/2017	(3)	Quarterly	9/30/2020
King Street Capital Offshore Ltd., Class A, Series 1	3.3%		6,948,451	6,854,162	1/3/2017	(3)	Quarterly	9/30/2020	(6)
King Street Capital Offshore Ltd., Class S, Multiple Series	0.8%		1,678,737	1,674,303	1/3/2017	(3)	N/A	(5)
King Street Capital, L.P.	0.0	%(4)	150	810	2/1/2017		N/A	(5)
PIMCO Tactical Opportunities Fund, L.P., Class A	4.8%		9,000,000	9,914,228	7/1/2017	(3)	Semi-Annual	9/30/2020	(7)
Total Fixed Income	21.1%		$41,878,160	$43,292,233

Multi-Strategy:
Arrowgrass International Fund Ltd., Class B, Series B-1	0.7%		$1,458,367	$1,368,814	1/3/2017	(3)	N/A	(5)
Davidson Kempner Partners	7.8%		14,745,076	16,055,255	1/3/2017	(3)	Semi-Annual	9/30/2020
D.E. Shaw Composite International Fund	6.1%		8,050,227	12,486,654	1/3/2017		Quarterly	9/30/2020
ExodusPoint Partners International Fund, Ltd., Class B, Standard Series	6.6%		13,000,000	13,560,370	6/1/2020	(3)	Quarterly	9/30/2020	(8)(9)
HBK Multi-Strategy Offshore Fund Ltd., Class A, Multiple Series	5.5%		10,532,720	11,238,148	11/1/2017	(3)	Quarterly	9/30/2020	(6)
Hudson Bay International Fund Ltd., Class A, Multiple Series	6.8%		12,000,000	13,877,211	10/1/2018	(3)	Quarterly	9/30/2020	(6)
Paloma International Ltd., Class C, Multiple Series	6.0%		11,999,970	12,270,822	6/1/2019	(3)	Annual	12/31/2020
Total Multi-Strategy	39.5%		$71,786,360	$80,857,274

Opportunistic:
Palmetto Fund Ltd., Class D	4.2%		$8,498,530	$8,566,873	1/1/2018	(3)	Quarterly	9/30/2020	(10)
Voya Mortgage Investment Fund, Institutional Class, Lead Series	4.8%		8,271,917	9,775,515	1/3/2017	(3)	Quarterly	9/30/2020	(11)
Total Opportunistic	9.0%		$16,770,447	$18,342,388

Quantitative:
Renaissance Institutional Diversified Alpha Fund International L.P., Series A	3.8%		$8,382,890	$7,717,234	1/3/2017	(3)	Monthly	8/31/2020

Total Investments In Portfolio Funds	92.7%		$173,850,445	$189,779,358

Money Market Funds	Shares	% of Net Assets	Cost(1)	Fair Value
Fidelity Investments Government Money Market Portfolio,
Institutional Class, 0.09%(12)	18,302,345	8.9%	$18,302,345	$18,302,345

Total Investments		101.6%	$192,152,790	$208,081,703

Liabilities in Excess of Other Assets		(1.6)%		$(3,297,838)

Net Assets		100.0%		$204,783,865

(1)	There were no unfunded capital commitments as of July 31, 2020.
(2)	Certain redemptions may be subject to various restrictions and limitations such as redemption penalties on investments liquidated within a certain period subsequent to investment (e.g. a soft lock-up), investor-level gates and/or Portfolio Fund-level gates. Redemption notice periods range from 30 to 90 days.
(3)	The Portfolio Fund was purchased on multiple dates with the initial purchase date shown.
(4)	Amount is less than 0.05%.
(5)	Redemptions are not permitted until the underlying special investments are sold/liquidated.
(6)	Subject to 25% investor level quarterly gate.
(7)	Subject to 33% investor level semi-annual gate.
(8)	Subject to a early redemption fee of 3% on redemptions within 1 year of their purchase date.
(9)	Subject to 12.50% investor level quarterly gate.
(10)	Subject to a early redemption fee of 1% on redemptions within 12 months of their purchase date.
(11)	Subject to a early redemption fee of 5% on redemptions within 1 year of their purchase date.
(12)	Rate disclosed is the seven day effective yield as of July 31, 2020.

*	All Portfolio Funds are non-income producing and are issued in private placement transactions, and as such, are restricted to resale.

The aggregate cost and unrealized appreciation/(depreciation) of investments as of July 31, 2020, as computed for federal tax purposes, were as follows:

Aggregate Tax Cost	$203,944,071

Gross Unrealized Appreciation	$20,071,556
Gross Unrealized Depreciation	(15,933,924)
Net Unrealized Appreciation	$4,137,632

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to holdings classified as passive foreign investment companies and differences from partnership investments.

See accompanying notes which are an integral part of this schedule of investments.

Peachtree Alternative Strategies Fund

Notes to the Schedule of Investments

July 31, 2020 (Unaudited)

1. Organization

Peachtree Alternative Strategies Fund (the “Fund” or “Trust”) was organized on August 19, 2016 as a Delaware statutory trust. The Fund commenced operations on January 3, 2017. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company and offers interests (“Shares”) registered under the 1940 Act and the Securities Act of 1933, as amended. The Fund operates as a “fund of hedge funds” and provides investors access to a variety of professionally managed private investment funds (each a “Portfolio Fund”) that Homrich & Berg, Inc. (the “Adviser”) believes will provide a diversifying return stream to investors. These Portfolio Funds are not registered under the 1940 Act and may be organized outside of the United States (“U.S.”). The Fund currently offers one class of shares (“Institutional Shares”).

Under the Fund’s organizational documents, its officers and Board of Trustees (“Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter contracts with vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Portfolio Fund Transactions and Income Recognition

Investments in Portfolio Funds are recorded on a subscription effective date basis, which is generally the first day of the calendar month in which the investment is effective. Realized gains and losses are calculated on a specific identification method when redemptions are accepted by a Portfolio Fund, which is generally on the last day of the calendar month. Interest income and expense, if any, are accrued each month. Dividends are recorded on the ex-dividend date. Distributions received from the Fund's investments in Portfolio Funds generally are comprised of ordinary income and return of capital. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the distribution income received. Such estimates are based on historical information available and other industry sources. These estimates may subsequently be revised based on information received from Portfolio Funds after their tax reporting periods are concluded.

B.	Investment Valuation and Risks

The Fund will calculate the net asset value (“NAV”) of the Institutional Shares as of the close of business on the last business day of each calendar month and at such other times as the Board may determine, including in connection with the repurchase of Institutional Shares.

Because the Fund invests all or substantially all of its assets in Portfolio Funds, the NAV of the Institutional Shares will depend on the value of the Portfolio Funds. The NAVs of Portfolio Funds are generally not available from pricing vendors, nor are they calculable independently by the Fund or by the Adviser.

Accordingly, the Board has approved procedures pursuant to which the Fund will value its investments in the Portfolio Funds at fair value (the “Valuation Procedures”). Under the Valuation Procedures, the Adviser is responsible for determining the fair value of each Portfolio Fund as of each date upon which the Fund calculates its NAV (the “NAV Date”). The Valuation Procedures require the Adviser to consider all relevant information when assessing and determining the fair value of the Fund’s interest in each Portfolio Fund. All fair value determinations made by the Adviser are subject to the review and supervision of the Board through its Valuation Committee. The Board’s Valuation Committee is responsible for ensuring that the valuation process utilized by the Adviser is fair to the Fund and consistent with applicable regulatory guidelines.

Pursuant to the Valuation Procedures, the Adviser may conclude in certain circumstances that, after considering information reasonably available at the time the valuation is made and that the Adviser believes to be reliable, the balance provided by the Portfolio Fund investment managers (“Investment Managers”) does not represent the fair value of the Fund’s interest in the Portfolio Fund. In addition, in the absence of specific transaction activity in the interests of a particular Portfolio Fund, the Adviser could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net assets as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to the reported net assets. Any such decision is subject to the review and supervision of the Valuation Committee and the Board.

As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will be the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund’s interest in the Portfolio Fund was redeemed as of the NAV Date. In accordance with the Valuation Procedures, the fair value of the Fund’s interest in a Portfolio Fund as of a NAV Date will ordinarily be the most recent NAV reported by an Investment Manager or third-party administrator (“Portfolio Fund Management”). In the event that the last reported NAV of a Portfolio Fund is not as of the NAV Date, the Adviser may use other information that it believes should be taken into consideration in determining the Portfolio Fund’s fair value as of the NAV Date, including benchmark or other triggers to determine any significant market movement that has occurred between the effective date of the most recent NAV reported by the Portfolio Fund and the NAV Date.

Investment Managers, who operate Portfolio Funds in which the Fund invests, receive fees for their services. The fees include management and incentive fees, or allocations based upon the net asset value of the Fund’s investment in the Portfolio Fund. These fees are deducted directly from each Portfolio Fund’s assets in accordance with the governing documents of the Portfolio Fund. Generally, fees payable to an Investment Manager are estimated to range from 0.55% to 3.0% (annualized) of the average NAV of the Fund’s investment in a Portfolio Fund. In addition, certain Investment Managers charge an incentive allocation or fee which can range up to 30% of a Portfolio Fund’s net profits. The impact of these fees are reflected in the Fund’s performance, but are not operational expenses of the Fund. Incentive fees may be subject to certain threshold rates.

Based on the information the Adviser typically receives from the Portfolio Fund Management, the Fund may not be able to determine, on a look-through basis, if any investments, on an aggregate basis, held by the Portfolio Funds represent greater than 5% of the Fund’s net assets.

The Fund’s interests in Portfolio Funds are illiquid and subject to substantial restrictions on transferability. The Fund may not be able to acquire initial or additional interests in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that Portfolio Fund’s governing documents. See the Schedule of Investments for more information.

Generally, the fair value of the Fund’s investment in a Portfolio Fund represents the Fund’s proportionate share of that Portfolio Fund’s net assets as reported by applicable Portfolio Fund Management. All valuations were determined by the Adviser consistent with the Fund’s Valuation Procedures and are net of management and incentive fees pursuant to the Portfolio Funds’ applicable agreements. The fair value represents the amount the Fund expects to receive, gross of redemption fees or penalties, at July 31, 2020, if it were to liquidate its investments in the Portfolio Funds. Because of the inherent uncertainty of valuation, the value of investments in the Portfolio Funds held by the Fund may differ significantly from the values that would have been used had a ready market existed, and differences could be material.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 – Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

•	Level 2 – Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly.

•	Level 3 – Inputs, broadly referred to as the assumptions that market participants use to make valuation decisions, are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the financial instrument at the measurement date.

In determining fair values as of July 31, 2020, the Adviser has, as a practical expedient, estimated fair value of each Portfolio Fund using the NAV (or its equivalent) provided by the Portfolio Fund Management of each Portfolio Fund as of that date. Each investment for which fair value is measured using the Portfolio Fund’s net asset value as a practical expedient is not required to be categorized within the fair value hierarchy. Accordingly, Portfolio Funds with a fair value of $189,779,358 have not been categorized.

Investments in mutual funds and money market mutual funds are generally priced at the ending NAV provided by the service agent of the funds. The following is a summary of the inputs used to value the Fund’s investments in such instruments as of July 31, 2020:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Money Market Funds	$18,302,345	$-	$-	$18,302,345

3. Investment Strategies and Risks

The Fund’s investment objective is to create a diversified portfolio of hedge fund strategies that generates attractive risk-adjusted returns relative to traditional asset classes and that generates a return stream that is not highly correlated to equity market performance. The Fund will seek to achieve its investment objective by investing in a variety of hedge fund strategies that the Adviser believes will provide a diversifying return stream to shareholders. For a more detail description, please see the Fund’s prospectus.

Potential strategies for investment include, but are not limited to: (1) long/short equity (taking “long” positions in equity securities of U.S. and foreign issuers that are believed to be likely to increase in value and taking “short” positions in equity securities of U.S. and foreign issuers that are believed to be likely to decline in value); (2) credit long/short (investing in credit-sensitive securities, long and/or short, based upon credit analysis of issuers and securities, and credit market views); (3) distressed credit (using intensive credit analysis to invest in equity and/or fixed income securities of financially troubled U.S. and/or foreign issuers); (4) discretionary macro (investing across a variety of securities and financial instruments of U.S. and foreign issuers based on interpretations of the global macro economy and changes therein on the valuation of such securities and financial instruments). Investments may include equity and fixed income securities, currencies and commodities (i.e., agricultural, metals, energy); (5) managed futures (trading of futures contracts and options on futures contracts as either buyers or sellers of contracts representing real assets such as gold, silver, wheat, coffee, sugar, heating oil, or financial assets such as government bonds, equity indices and currencies to take advantage of investment opportunities in the equity, fixed income, currency and commodity markets), (6) structured credit (investments in residential and commercial mortgage-backed securities, other asset-backed securities, collateralized loan obligations and collateralized debt obligations); (7) statistical arbitrage (identifying pricing anomalies in equities and other asset classes. Generally, this strategy utilizes heavy quantitative, computational, and statistical analysis to identify short-term trends that can be taken advantage of in the relevant markets); and (8) multi-strategy (utilizing several of the strategies listed here, and potentially other strategies).

The Fund will have diversified exposure to various hedge fund strategies that fall within 5 main categories: equity related strategies (such as equity long/short), credit related strategies (such as credit long/short and distressed credit), quantitative strategies (such as statistical arbitrage), multi-strategy, and opportunistic investments. Although allocations may vary outside of these ranges based on market conditions and opportunity set, the Fund is generally expected to allocate between 25%-40% to multi-strategy, 20%-30% to equity related strategies, 20%-30% to credit related strategies, 5%-20% to quantitative strategies and 0%-20% to opportunistic strategies. Equity related strategies tend to have positive correlation to equity markets. The remaining strategies are intended to have lower correlation to equity markets over time. Investment Managers are likely to invest in an array of securities across the globe, including emerging markets, in order to provide a diversifying return stream that is unrelated to traditional equity market risk factors.

The Adviser will determine the amount to allocate to each strategy. The Adviser intends that amounts will always be allocated to at least several of the strategies. Factors that determine the amount that the Adviser will allocate to each strategy include: The Adviser’s opinion of the opportunity set in that strategy, the capacity for investment with high quality managers in each strategy and overall risk management of the Fund.

In order to implement the strategies, the Investment Managers may utilize one or more approaches, including but not limited to: (1) the effect of economic, political, or corporate changes on the prices of securities (Directional Trading Approach); (2) the effect of events on different securities (Event Driven Approach); (3) perceived valuations of securities (e.g., whether an issuer is overvalued or undervalued) (Fundamental Approach) and (4) a mispricing of securities relative to each other or relative to historic norms (Relative Value Approach).

While it is anticipated that many Portfolio Funds will invest in publicly traded U.S. and foreign common stocks, Portfolio Funds may also use other equity securities such as preferred stock, convertible securities and warrants (“Equity Securities”). Many Portfolio Funds may also invest in fixed income securities such as corporate debt obligations, government securities, municipal securities, financial institution obligations, mortgage-related securities, asset-backed securities and zero-coupon securities issued by U.S. issuers and similar securities issued by foreign issuers (collectively, “Fixed Income Securities”). Fixed Income Securities may have various maturity, duration and quality limitations, and may include high yield fixed income securities or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard & Poor’s Rating Service, Inc. (“S&P”) or lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)). Many Portfolio Funds may also take long or short positions in Fixed Income Securities as a hedge against the equity or fixed income exposure in its portfolio.

Because Portfolio Funds are not registered under the 1940 Act and their governing documents typically do not impose significant investment restrictions, a Portfolio Fund may without limitation or prior notice to the Adviser, invest and trade in a broad range of securities, derivatives and other financial instruments (collectively, “Assets”). While, generally, each Portfolio Fund carries its investments at fair value, these investments are associated with a varying degree of off-balance sheet risks, including both market and credit risks. Market risk is the risk of potential adverse changes to the value of the Assets because of the changes in market conditions such as interest and currency rate movements and volatility of Asset values. Credit risk is the risk of the potential inability of counterparties to perform the terms of the contracts, which may be in excess of the amounts recorded in the Portfolio Funds’ respective balance sheets. In addition, Portfolio Funds may engage in the short sale of securities. A short sale of a security not owned by a Portfolio Fund involves the sale of a security that is borrowed from a counterparty to complete the sale. The sale of a borrowed security may result in a loss if the price of the borrowed security increases after the sale. Purchasing securities to close out the short position can itself cause their market price to rise further, increasing losses. Furthermore, a short seller may be prematurely forced to close out a short position if a counterparty demands the return of borrowed securities. Losses on short sales are theoretically unlimited, although losses to the Fund are limited to its investment in a particular Portfolio Fund.